UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  June 29, 2001


                             GenesisIntermedia, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                               001-15029                            87-0591719
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(State or other jurisdiction            (Commission File Number)                    (IRS Employer
    of incorporation)                                                             Identification No.)

5805 Sepulveda Boulevard,  Van Nuys, California                    91411
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (818) 902-4100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure.

     On June 29, 2001, GenesisIntermedia, Inc. (the "Company") announced that it had received a conditional loan commitment for a $100 million credit facility from Riverdale LLC, a company owned by Carl C. Icahn. It also announced that concurrently the parties agreed to principal terms relating to investment banking services to be provided by Riverdale or its affiliates. The Company further announced that consummation of the financing transactions is subject to the negotiation and execution of definitive credit and security documents and that consummation of any financings under the facility would be subject to a number of conditions, including credit review of potential acquisition targets, lender due diligence of the acquisitions and other conditions to be set forth in any definitive credit agreement.

     The Company also announced that, in conjunction with the conditional commitment and investment banking services, the Company agreed to issue warrants to purchase 4 million shares of common stock of the Company to Riverdale and agreed to grant to Riverdale registration rights with respect to the common stock issuable upon exercise of the warrants. The Company also announced that concurrently Mr. El-Batrawi, the Company's chairman, agreed to grant to Riverdale options to acquire 1.5 million shares of common stock held by him. The Company also announced that concurrent with the Company's agreement to grant 4 million warrants to Riverdale, Mr. El-Batrawi and Ultimate Holdings, Ltd., a principal stockholder in the Company, agreed to grant options to the Company to purchase common stock held by them, with the exercise prices of the options equaling the exercise prices of the warrants to minimize dilution to existing shareholders in the event the warrants are exercised.

     Attached as Exhibit 99.1 is the press release issued by the Company dated June 29, 2001, which is hereby incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.


(c)      Exhibits.

         See Index to Exhibits on page 4.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENESISINTERMEDIA, INC.


Dated:  June 29, 2001                  By:  /s/ Ramy Y. El-Batrawi
                                           __________________________________
                                           Ramy Y. El-Batrawi
                                           Chief Executive Officer and Chairman

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                                INDEX TO EXHIBITS

Exhibit No.        Description


99.1               Press release dated June 29, 2001



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